UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2003


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

  DELAWARE                       1-6453                  95-2095071
  --------                       ------                  ----------
(State of Incorporation)     (Commission             (I.R.S. Employer
                             File Number)          Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)

NATIONAL SEMICONDUCTOR CORPORATION

TABLE OF CONTENTS


                                                                    Page

Item 5.  Other Events and Regulation FD Disclosure                   3

Item 7.  Financial Statements and Exhibits                           3

Signature                                                            4

Exhibits:
  99.1   News release dated November 4, 2003

NATIONAL SEMICONDUCTOR CORPORATION

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On November 4, 2003, National Semiconductor Corporation issued a news release announcing an upward revision of its revenue outlook for the second quarter of fiscal 2004. A copy of the news release is attached as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c )  Exhibits

Exhibit No.          Description of Exhibit

     99.1 News release dated November 4, 2003 issued by National Semiconductor Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL SEMICONDUCTOR CORPORATION

                                           //S// Lewis Chew

Dated:  November 5, 2003                   Lewis Chew
                                           Senior Vice President, Finance and
                                           Chief Financial Off